INCOME AND EXPENSES ITEMS - Summary of Finance Costs and Finance Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Analysis of income and expense [abstract]
Interest on loans and borrowings	$ 2,301	$ 1,408	$ 1,027
Interest on leases liabilities	98	80	70
Total interest expenses	2,399	1,488	1,097
Bank charges	128	162	154
Total finance costs	2,527	1,650	1,251
Interest income	205	120	123
Total finance income	$ 205	$ 120	$ 123